EXHIBIT 99.1
                     URBAN IMPROVEMENT FUND LIMITED 1974, LP

                        AGREEMENT OF LIMITED PARTNERSHIP

     This Agreement ("Agreement") is made as of August 25, 2006 by and between Interfinancial Real Estate Management Company, a Washington corporation as general partner (the "General Partner"), and SP Millennium L.L.C., a Washington limited liability company, as initial limited partner ("Initial Limited Partner"). Each of the persons, in addition to the Initial Limited Partner who are admitted to the partnership created hereby (the "Partnership") is referred to herein as a Limited Partner or collectively as the "Limited Partners." The Partnership is formed pursuant to the Delaware Revised Uniform Limited Partnership Act as in effect in the State of Delaware (the "Act").

     A. The General Partner filed a Certificate of Limited Partnership with the Delaware Secretary of State on August 18, 2006, to form the Partnership.

     B. The General Partner is a general partner of Urban Improvement Fund Limited - 1974, a California limited partnership (the "Prior Partnership").

     C. The Prior Partnership and the Partnership intend to enter into a Merger Agreement of even date herewith, pursuant to which the General Partner shall succeed to its general partnership interest in the Prior Partnership and the existing limited partners of the Prior Partnership will be admitted to the Partnership.

     WHEREAS, the parties now desire to establish the terms and conditions under which the Partnership will operate and be managed.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner and the Limited Partners (each, a "Partner" and collectively, the "Partners") hereby agree as follows:

     1. Name and Principal Office. URBAN IMPROVEMENT FUND LIMITED 1974, LP, 1201 Third Avenue, Suite 5400, Seattle, Washington 98101. The principal office of the General Partner is 1201 Third Avenue, Suite 5400, Seattle, Washington 98101. The Partnership may also do business under any other names or in such other places as the General Partner may designate by written notice to the Limited Partners.

     2. Term. From the date of this Agreement to December 31, 2015 unless extended or sooner terminated as provided herein; provided, that such term shall not be extended beyond February 21, 2021.

     3. Purposes. (a) To acquire real or personal property (including debt and equity interests in any partnership, or joint venture which is a limited distribution entity as defined by Federal Housing Administration Rules and Regulations), for the purpose of (i) acquiring, financing, constructing, improving, managing and/or operating government-assisted or other housing projects (the "Projects") or (ii) any other purpose authorized by this Agreement; (b) to hold, own, maintain, manage, improve, develop, operate, sell, transfer, convey, lease, mortgage, exchange or otherwise dispose of or deal in or with such property; and (c) to perform any acts to accomplish the foregoing purposes.

     4. Partnership Interests. The entire interest in the Partnership shall be divided into 115 General Partner Interests and 11,394 Limited Partnership Interests (all of which interests are collectively referred to as the "Units") (the interest held by a partner in the Partnership may also be referred to as a "Partnership Interest" or "Limited Partnership Interest"). Following completion of the Merger Agreement, the name, address of, and number of Units held by, the General Partner and each Limited Partner will be as shown on Schedule A attached hereto. All Units shall, unless herein provided to the contrary, be treated equally for all purposes. Limited Partnership Units shall be nonassessable.

     5. Capital Contributions; Merger. The General Partner and the Initial Limited Partner have each contributed $100 to the capital of the Partnership but shall not be issued Units in connection therewith. Upon the closing of the

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Merger, as defined in the Merger Agreement, (i) the Partnership shall pay to the
Initial Limited Partner and the General Partner the amount of $100 each, respectively; (ii) the Initial Limited Partner shall be treated as having had its interest in the Partnership redeemed; (iii) the limited partners of the Prior Partnership shall be admitted to the Partnership with capital accounts in such amount as they shall have in the Prior Partnership and (iv) the General Partner shall succeed to the capital account it had in the Prior Partnership. No partner is entitled to the return of all or any part of his contribution prior to partial or total liquidation of the Partnership, or to receive interest on such contribution. The "Capital Account" for each Unit as of any date is the cash contributed to the Partnership in respect of such Unit, properly adjusted to reflect as of such date profits, losses and cash distributions with respect to such Partnership Interest.

     6. Organizational Expenses. The Partnership shall pay all formation and organization expenses of the Partnership.

     7. Profits and Losses. The General Partner shall at all times have at least a 1% interest in each material item of income, gain, loss, deduction and credit, arising from its capital contributions. The Limited Partners shall share the remaining profits, losses and any special allocations in proportion to their respective Units of Limited Partnership Interests. For the purpose of Sections 702 and 704 of the Internal Revenue Code of 1954, or the corresponding sections of any future federal internal revenue law, or any similar tax law of any state or other jurisdiction, the determination of each Limited Partner's distributive share of any Partnership item of income, gain, loss, deduction, credit or allowance for any Partnership accounting year or other period shall be made in accordance with the proportion that such Limited Partner's Units bear to all Limited Partners' Units outstanding. In the event of the transfer of a Unit, the distributive share of the aforesaid Partnership items (in respect of the Unit so transferred) shall be allocated between the transferor and the transferee in proportion to the number of days each held the Units during the year.

     8. Cash Distributions. The General Partner shall distribute annually substantially all of the Partnership's net cash flow as defined herein. The General Partner shall be entitled to receive 1% of the net cash flow to be distributed and the Limited Partners shall receive, in proportion to their respective Units, the balance of the distributed cash flow. Net Cash Flow shall mean the Partnership's share of all cash receipts derived from the ownership of a Project or interest therein (exclusive of any proceeds from the sale of Projects, financings or other extraordinary transactions not in the ordinary course of business) less (i) expenses, (ii) such reserves as the General Partner deems reasonably necessary for the proper operation of the Partnership's business, and (iii) any expenditures authorized by this Agreement. The General Partner may at its discretion reinvest or distribute all or any portion of the proceeds from the disposition or refinancing of any Project or interest therein, provided that the Limited Partners shall have first received an amount sufficient to pay state and federal long-term capital gains taxes from the sale of such Project, if any, calculated at the maximum rate then in effect. To the extent that such proceeds are not reinvested or committed within 12 months from the date of the sale or refinancing, they shall be distributed. The General Partner shall designate a record date to determine Partners entitled to cash distributions, which shall not be less than 10 days nor more than 15 days before each cash distribution. The Partnership shall cause to be maintained records reflecting the name, address and number of Partnership Interests held by each Partner for the purpose of determining recipients of cash distributions and notices.

     9. The General Partner. A. Powers. The General Partner has complete discretion in the management and control of the business of the Partnership for the purposes herein stated and shall make all decisions affecting the business of the Partnership and shall manage and control the affairs of the Partnership to the best of its abilities and use its best efforts to carry out the purposes of the Partnership. The powers of the General Partner include, but are not limited to, the powers: (i) to expend the capital and profits of the Partnership in furtherance of the Partnership's business; (ii) to acquire, hold (in the Partnership's name or under any other title arrangement selected by the General Partner), lease, sell, mortgage, convey or refinance any real or personal property, including Projects or any interest therein, at such price and upon such terms, as it deems to be in the best interests of the Partnership, (iii) to borrow money and execute promissory notes and to secure the same by mortgage upon the Partnership's property; (iv) to invest in short-term debt obligations (including obligations of federal and state governments and their agencies, commercial paper, and certificates of deposit of commercial banks, savings banks or savings and loan associations) such funds as are temporarily not required for investment in Projects or other Partnership property; (v) to lend money in furtherance of the Partnership's purposes; and (vi) to enter into and carry out agreements of any kind (provided, however, all contracts with the General Partner or its affiliates must provide for termination by the Partnership on

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60 days written notice, without penalty) and to do any and all other acts and things necessary, proper, convenient or advisable to effectuate and carry out the purposes of the Partnership.

          B. Duties. The General Partner shall (i) devote such of its time as is deemed necessary to the affairs of the Partnership; (ii) file and publish all certificates, notices, statements or other instruments required by law for formation and operation of the Partnership in all appropriate jurisdictions;
(iii) cause the Partnership to carry adequate public liability, property damage and other insurance all of which may name the General Partner as the sole insured; (iv) indemnify and hold the Partnership harmless from any loss, damage or liability due to, or arising out of, the General Partner's breach of fiduciary duty; (v) maintain Capital Accounts on the books and records of the Partnership in respect of each Partnership Interest; and (vi) hold all funds and assets of the Partnership as a fiduciary for the exclusive use of the Partnership. The General Partner may become a Limited Partner and thereby become entitled to all of the rights of a Limited Partner to the extent of the Units so acquired; provided, however, that such acquisition of Units shall not reduce any liability of the General Partner under this Agreement.

          C. Investment Policies. Notwithstanding any provision in this Agreement to the contrary, it is understood and agreed that:

          (1) In conducting, carrying on and managing the business of the Partnership, the General Partner shall follow the following investment policies, which may only be changed, altered or amended in accordance with
     Section 18 hereof: (i) the assets of the Partnership shall be managed with the goal of maximizing the overall financial return to the Partnership consistent with sound business practices, which may be in the form of operating profits or increases of the value of the assets to enhance the return to the Partners upon liquidation of the Partnership; (ii) the Partnership may invest in, acquire from, sell to, loan funds to, enter into joint ventures with, or otherwise enter into transactions with other entities, including entities in which the General Partner or its affiliate has an economic interest, all in connection with real estate properties in the United States; (iii) in the event the General Partner authorizes one of these activities in connection with a real estate project or venture in which the General Partner or one of its affiliates has a financial interest, the transaction between the Partnership and the General Partner or its affiliate shall be on commercially reasonable, arms' length terms; and (iv) any fees paid to the General Partner or any of its affiliates in connection with any of the operations of the Partnership in addition to those provided in Sections 9.E and 9.F, shall be on commercially reasonable, arms' length terms for similar services.

          (2) The General Partner may delegate all or any of its powers, rights and obligations hereunder, and in furtherance of any such delegation may appoint, employ, contract or otherwise deal with any person for the transaction of the business of the Partnership, which persons may, under the supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

          D. Substitution of General Partner. Upon notice to all the Partners, the General Partner may substitute in its stead as general partner any entity which has by merger, consolidation or otherwise acquired substantially all of its assets and assumed its obligations hereunder, provided, however, that any such substituted general partner, if it is a corporation, shall be able to satisfy the net worth requirements set forth below.

          E. Annual Management Fee. As compensation for services to the Partnership by the General Partner pursuant to the Agreement, the Partnership shall pay the General Partner an annual management fee based on a fixed percentage of 1/4 of 1% of the Partnership's invested assets. The annual management fee may not exceed 50% of the Partnership's annual net cash flow as defined in Section 8 hereof, subject to the payment of an annual minimum which shall be 1/2 of 1% of the gross offering proceeds. Management fees earned but unpaid accrue for payment in future years. The annual management fee shall be paid subject only to the annual minimum and the 50% limitation referred to above. Invested assets is defined as all costs of acquiring interests in projects, including the mortgages.

          F. Liquidation Fee and Brokerage Fees. Upon total or partial liquidation of the Partnership and distribution of the proceeds, the then General Partner will be entitled to a liquidation fee equal to the lesser of (i) 10% of the net proceeds in the Partnership from the sale of a project or (ii) 1% of the sales price (including the mortgage), plus 3% of the net proceeds after assumed taxes at the then maximum federal individual income and capital gains tax rates; provided, however, no part of such fee shall accrue, or be paid unless: (i) the Limited Partners' share of the proceeds has been distributed to

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them, (ii) the Limited Partners shall have first received an amount equal to their invested capital attributable in the project(s) sold, and (iii) the Limited Partners have received an amount sufficient to pay federal long-term capital gains taxes from the sale of the project(s), if any, calculated at the maximum rate then in effect. This fee may accrue but shall not be paid until the Limited Partners have received distributions equal to 100% of their capital investment.

               The General Partner or an affiliate thereof may act as a broker in connection with the sale of a Project, and if such person provides services in the sales effort, it may receive a commission equal to the amount of a competitive real estate commission, subject to a maximum payment to the General Partner or affiliate of 4% of the sales price of the Project (the total real estate commission to be paid by the Partnership to all persons in connection with the sale of a Project shall not exceed a competitive real estate commission for sales of similar types of property).

               In addition, in the event the General Partner or an affiliate provides services as a broker in connection with the refinancing of a Project, it may receive a fee equal to 4% of the refinancing amount; provided, that the total commission paid by the Partnership to all persons in connection with the refinancing of a Project shall not exceed a competitive fee for refinancing services in similar circumstances.

          G. Compensation as Expense. All compensation due the General Partner pursuant to this Paragraph shall be treated as an expense to the Partnership.

          H. Payment to Others. The General Partner may pay compensation to any entity selected by it to perform any of the management functions set forth above.

          I. Net Worth Covenant. The General Partner covenants with the Limited Partners that it will maintain a net worth equal to or greater than the net worth presently required by the Internal Revenue Service of corporations acting as general partner of limited partnerships in order to qualify the Partnership for the benefits of taxation as a partnership and not as an association taxable as a corporation.

          J. Other Services. General overhead and administrative expenses of the General Partner will not be charged to the Partnership. However, the Partnership will bear all direct costs and expenses incurred in the conduct of its business, including without limitation, all costs and expenses for legal, audit, accounting and other technical and professional services, reports and other communications to investors, printing, postage, telephone and telegraph, travel, insurance, interest, messengers, office supplies, data processing, taxes, permits and licenses. In the event the General Partner or its affiliates perform property management services for the Partnership, any compensation received or paid by the Partnership for such services will be at competitive prices and on terms no less favorable than available from non-affiliated persons rendering comparable services. The Partnership does not have officers and directors of its own and salaries paid by the General Partner and its affiliates to their respective officers and directors will not be charged to the Partnership. If the General Partner or its affiliates incur costs or acquire goods and materials for the benefit of the Partnership such as computer time, the General Partner or its affiliates will be reimbursed for such actual costs by the Partnership. Neither the General Partner nor its affiliates may receive insurance brokerage fees or write insurance policies covering the Partnership or any projects or other investments of the Partnership.

     10. The Limited Partners. No Limited Partner shall take part in the control or management of the business of the Partnership or transact any business in the name of the Partnership. No Limited Partner shall be subject to calls or assessments for cash contributions nor shall any Limited Partner in his capacity as such be bound by, or be personally liable for, any expense, liability or obligation of the Partnership, except to the extent of his contribution to the capital of the Partnership as adjusted and reflected in his Capital Account.

     The General Partner may be removed without cause by the affirmative vote of the holders of a majority of the Units outstanding. Expenses incurred in the removal, or attempted removal, of the General Partner shall be deemed expenses of the Partnership.

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     11. Books, Records and Reports. The Partnership's books and records and this Agreement and all amendments thereto shall be maintained at the principal office of the Partnership and shall be open to the reasonable inspection and examination of the Partners or their duly authorized representatives. Such books and records shall be kept on a cash basis in accordance with sound accounting principles. The General Partner will make available and mail to Limited Partners, upon written request, a current list of the names and addresses of, and Units owned by, all Limited Partners. Any Partner or his duly authorized representative shall have the right to a private audit of the books and records of the Partnership to be conducted at such Partner's expense at reasonable times after due notice.

     The General Partner will send the following reports to each person who held a Partnership Interest during the period covered by such report:

         (a) A report within 90 days after the end of each of the Partnership's fiscal years containing all information necessary for the preparation of the limited partners' federal income tax returns.

         (b) An annual report within 180 days after the end of each of the Partnership's fiscal years containing (1) a balance sheet as of the end of the fiscal year, and a statement of income, partner's equity and changes in the financial position and a cash flow statement for the year then ended, all of which, except for the cash flow statement, shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an unqualified opinion of an independent certified public accountant or independent accountant, (2) a report of the activities of the Partnership during the period covered by the report, and
     (3) if projections have been provided to the holders of Limited Partnership Interests, a table comparing the projections previously provided with the actual results during the period covered by the report. Such report will set forth distributions to limited partners for the period covered thereby, and shall separately identify distributions from cash flow from operations during the period, cash flow from operations during a prior period which had been held as reserves, proceeds from disposition of property and investments, and lease payments on net leases with builders and sellers.

     12. Banking . All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or any person authorized so to do by the General Partner.

     13. Accounting Year. The accounting year of the Partnership shall be the calendar year or such other fiscal year as the General Partner may select.

     14. Transfer of Limited Partnership Units. Subject to compliance with applicable state securities (blue sky) laws, a Limited Partner may sell, assign or transfer the whole or a part of his Limited Partnership Interest (not less than whole Units) only upon the following conditions: (1) a Unit may be assigned only with the consent of the General Partner and assignments will be recognized by the Partnership only effective the first day of the calendar month following receipt by the General Partner of the notice of assignment; (2) the transfer of the Limited Partnership Units shall be accomplished by an instrument in writing, in form and substance satisfactory to the General Partner. which writing shall set forth the intention that the purchaser is to be a substituted Limited Partner; (3) a counterpart of the instrument of transfer, executed and acknowledged by the transferor Limited Partner shall be delivered to the General Partner; (4) any assignment of Units must be in compliance with applicable state securities (blue sky) laws; (5) no assignments will be permitted if such assignments would result in 50% or more of the Units being transferred within a twelve-month period; (6) the Partnership may charge the assigning Limited Partner a fee not exceeding $150 to defray the costs of effecting the transfer of his interest in the Partnership; and (7) the transferor and the purchaser shall execute and deliver to the General Partner an amended Certificate and Agreement of Limited Partnership.

     An assigning Limited Partner shall have the right to designate his assignee as a substituted Limited Partner in an executed and acknowledged written instrument of assignment, however the Partnership will not amend this Agreement and/or Certificate until the first day of the next calendar quarter.

     An assignment by any Limited Partner of all or a part of his Limited Partnership Units, whether or not in compliance with the terms of the Agreement, shall not cause or constitute a dissolution of the Partnership.

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     15. Dissolution of Partnership. The Partnership shall be dissolved upon the expiration of the term of the Partnership as provided in Section 2 or upon (a) the withdrawal, retirement, death, insanity, adjudication of bankruptcy, insolvency, dissolution, liquidation or removal of the General Partner or, (b) the vote of the holders of a majority of the Units outstanding to dissolve the Partnership prior to the end of its term. For the purpose of obtaining the required vote, the General Partner shall be required to transmit to all Partners of record, at least 15 days prior to the date fixed for holding a Partnership meeting, a report setting forth the pros, cons, estimated liquidation values and specific recommendations concerning liquidation of the Partnership, at any time that (i) a request has been made by the holders of at least 10% of the Units outstanding that the Partnership be dissolved, or (ii) there has been a material adverse change in the business of the Partnership, federal income tax law or other regulations applicable to the Partnership. Upon the occurrence of any one or more of the foregoing events and unless otherwise provided herein, the assets of the Partnership shall be sold and the Partnership terminated in accordance with Sections 16 and 17.

     In the event of the withdrawal, retirement, death, insanity, adjudication of bankruptcy, insolvency, dissolution, liquidation or removal of the General Partner, the holders of a majority of the Limited Partnership Units outstanding may vote to continue the Partnership and elect a new general partner in place of the General Partner to continue the business of the Partnership. In the event the Partnership is not governed by a provision analogous to Section 20 of the Uniform Limited Partnership act, a majority of the Limited Partnership Units outstanding may vote to continue the Partnership and elect a new general partner only if, prior to the occurrence of an event causing dissolution of the Partnership, it has been established by (i) the publication by the Internal Revenue Service of a regulation or revenue ruling; (ii) the judgment of a court of competent jurisdiction, and if such court is other than a United States Appellate Court the published acquiescence by the Internal Revenue Service in such judgment; (iii) receipt of a ruling with respect to the Partnership from the Internal Revenue Service obtained by the Partnership; or (iv) receipt by the Partnership or the Limited Partners of an opinion of counsel from counsel acceptable to the holders of a majority of the Units with respect to the Limited Partnership that for income tax purposes the reformation and continuation of this Partnership by a vote of less than all of the limited partners will not cause the Partnership to be taxed as an association taxable as a corporation. Expenses incurred in the reformation, or attempted reformation, of the Partnership shall be deemed expenses of the Partnership.

     16. Termination of the Partnership. The Partnership shall terminate when all assets owned by the Partnership shall have been disposed of, and the net proceeds therefrom, after payment of, or due provision for, all liabilities of the Partnership to creditors, shall have been distributed as provided in Section 17.

     17. Accounting, Winding-Up and Distribution. Upon the dissolution of the Partnership, other than upon any reformation of the Partnership pursuant to
Section 15(a), a final statement shall be prepared by the Partnership's certified public accountants as soon as practicable setting forth the assets and liabilities of the Partnership. A copy of such statement shall be furnished to each Partner within 90 days after such dissolution. Thereupon, all assets of the Partnership shall be liquidated as promptly as possible and the proceeds therefrom shall be distributed in the following order of priority: (a) to the payment of the debts and liabilities of the Partnership and the expenses of liquidation; (b) to the setting up of such reserves as the General Partner may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership arising out of or in connection with the Partnership; provided, however, that any such reserve shall be paid over by the General Partner to an escrow agent, to be held by such escrow agent for the purpose of disbursing such reserves in payment of any of the aforementioned contingencies and, at the expiration of such period as the General Partner shall deem advisable, to distribute the balance thereafter remaining in the manner hereinafter provided; (c) to the Limited Partners in respect to their share of Partnership profits; (d) to the Limited Partners in respect to their capital contributions; (e) to the General Partner in respect to any money then owed and for its share of profits; and (f) to the General Partner in respect to its capital contribution.

     18. Amendments. This Agreement may be amended or modified only by the consent of holders of a majority of the Partnership Interests outstanding; provided, however, that no amendment shall, without the affirmative consent of all of the Partners, (i) enlarge the obligations of any Partner under this Agreement; (ii) enlarge the responsibilities of the General Partner to the Limited Partners; or (iii) amend Sections 2, 7, 10, 15(a), 18 or 21. Unless otherwise provided in this Agreement, amendments may be proposed by (i) the General Partner, who shall, concurrently with the written notice required by
Section 21 hereof, submit the text of the proposed amendment in writing to all Limited Partners together with an opinion of counsel as to the legality of the amendment, or (ii) Limited Partners holding no less than 10% of the Units

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outstanding, who shall, concurrently with the written consent to the General
Partner required by Section 21 hereof, submit the proposed amendment in writing to the General Partner who in turn shall, within 60 days after the receipt of such proposal, submit the text of the proposed amendment, together with its recommendation with respect thereto to all Limited Partners no more than 50 days nor less than 20 days prior to the time in which a meeting shall be held to vote on the proposed amendment. Notwithstanding any provision of this Agreement to the contrary, a writing to amend this Agreement to reflect the substitution or addition of a Partner may be signed by the General Partner and by the person (or his attorney under a power of attorney) to be substituted or added and shall be signed also by the assigning Limited Partner (or his attorney under a power of attorney) when a Limited Partner is to be substituted.

     19. Power of Attorney. Each Limited Partner makes, constitutes and appoints the General Partner, with full power of substitution, his true and lawful attorney for him and in his name, place and stead and for his use and benefit to sign, execute, certify, acknowledge, file and record this Agreement, and to sign, execute, certify, acknowledge, file and record all instruments amending this Agreement as now or hereafter amended that may be appropriate, including without limitation agreements or other instruments or documents (i) to reflect the exercise by the General Partner of any of the powers granted to it under this Agreement; (ii) to reflect any amendments duly made to the Agreement; (iii) to reflect the admission to the Partnership of a substituted Limited Partner or the withdrawal of any Partner, in the manner prescribed in this Agreement; and
(iv) which may be required of the Partnership or of the Partners by the laws of the State of Delaware or any other jurisdiction or governmental agency. Each Limited Partner authorizes such attorney-in-fact to take any further action which such attorney-in-fact shall consider necessary or advisable in connection with any of the foregoing, hereby giving such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in and about the foregoing (including the power to consent to items (i), (ii), (iii) and (iv) above) as fully as such Limited Partner might or could do if personally present, and hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     The foregoing power of attorney is a special power of attorney coupled with an interest and is irrevocable; may be exercised by such attorney-in-fact by listing all of the Limited Partners executing any agreement, certificate, instruction or documents with the single signature of such attorney-in-fact acting as attorney-in-fact for all of them; and, notwithstanding any provision of this Agreement to the contrary, shall survive the delivery of an assignment by a Limited Partner of the whole or a portion of his interest in the Partnership, until the assignee thereof becomes a substituted Limited Partner.

     20. Indemnification. The Partnership shall indemnify and save harmless the General Partner, its officers, directors, employees, designees and nominees from any loss or damage including legal fees and expenses and amounts paid in settlement incurred by such parties by reason of any omissions to act or acts performed by such parties on behalf of the Partnership or in furtherance of the Partnership's interests, provided the General Partner or other person sued is successful in whole or in part, or the proceeding against him is settled with the approval of the court, and the court finds that his conduct fairly and equitably merits indemnity in the amount claimed.

     21. Meetings. For purposes of taking any action permitted under the Agreement, a Partnership meeting may be called by the General Partner or by the holders of 10% or more of the Units outstanding. Upon receipt by the General Partner of a written request, delivered either in person or by registered mail, executed by the holders of 10% or more of the Units outstanding and stating the purpose of the meeting, the General Partner shall provide all of the Limited Partners, within 10 days after receipt of such request, written notice (either in person or by registered mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after receipt of such request, at a time and place convenient to the Partners. For all meetings called at the instance of the General Partner, the General Partner shall provide all of the Limited Partners a written notice (either in person or by registered mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after the date of such written notice, at a time and place convenient to the Partners.

     22. Action Taken Without Meeting; Methods of Communication.

          A. Any action required to be taken at a Partnership meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by Partners holding outstanding Units of the Partnership having not less than the minimum

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number of Units that would be necessary to authorize or take such action at a meeting at which all Units entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the General Partner by delivery to its registered office, its principal place of business, or an officer or agent of the General Partner. Delivery made to a General Partner's registered office shall be by hand, by overnight courier service, or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each Partner who signs the consent, and no written consent shall be effective to take the action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section to the General Partner, written consents signed by a sufficient number of Partners to take action are delivered to the General Partner in accordance with this Section. Prompt notice of the taking of the action without a meeting by less than unanimous written consent shall be given to those Partners who have not consented in writing.

          B. A telegram, cablegram or other electronic transmission consent to an action to be taken and transmitted by a Partner, or by a person or persons authorized to act for a Partner, shall be deemed to be written, signed and dated for the purposes of this Section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the General Partner can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the Partner or by a person or persons authorized to act for the Partner, and (ii) the date on which such Partner or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the General Partner. Delivery made to the General Partner's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the General Partner or to an officer or agent of the General Partner.

          C. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

     23. Independent Activities. Any Partner, including the General Partner, may engage in any other profession or business of any nature and description independently or with others, whether or not such activity is competitive with the business of the Partnership.

     24. Right to Rely on Authority of General Partner. In no event shall any person dealing with the General Partner with respect to any property of the Partnership be obligated to see that the terms of this Agreement have been complied with, or be obligated to inquire into the necessity or expediency of any act or action of the General Partner; and every contract, agreement, deed, mortgage, lease, promissory note or other instrument or document executed by the General Partner with respect to any property of the Partnership shall be conclusive evidence in favor of any and every person relying thereon or claiming thereunder that (i) at the time of the execution and/or delivery thereof the Partnership was in full force and effect; (ii) such instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Partnership and all of the Partners hereof, and (iii) the General Partner was duly authorized and empowered to execute and deliver any and every such instrument or document for and on behalf of the Partnership.

     25. Notices. All notices to Partners shall be directed as follows:

  If to the General Partner:    Interfinancial Real Estate Management Company
                                General Partner
                                Urban Improvement Fund Limited 1974, LP
                                1201 Third Avenue, Suite 5400
                                Seattle, WA 98101
and if to a Limited Partner, at such Limited Partner's address for purposes of notice which is set forth on Schedule A attached hereto (or to any changed address of which the Partnership is notified in writing). Notice given pursuant to this Section shall be deemed given: (1) on the date delivered by hand or overnight courier service; (2) on the date on which the same, addressed as provided, was postmarked after deposit in a regularly maintained receptacle for the deposit of United States mail; (3) if by facsimile telecommunication, when directed to a number at which the Partner has consented to receive notice; (4) if by electronic mail, when directed to an electronic mail address at which the Partner has consented to receive notice; (5) if by a posting on an electronic network together with separate notice to the Partner of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (6) if by any other form of electronic transmission, when directed to the Partner.

     26. Governing Law and Severability. This Agreement and the application or interpretation and enforcement hereof shall be governed exclusively by its terms and by the laws of the State of Delaware. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal, invalid or in conflict with the Act or the purposes of this Agreement for any reason whatsoever, such term or provision shall be ineffectual and void, and the validity of this remainder of the Agreement shall not be affected thereby.

     27. Miscellaneous. A creditor who makes a non-recourse loan to the Partnership must not have or acquire, at any time as a result of making the loan, any direct or indirect interest in the profits, capital, or property of the Partnership other than as a secured creditor. This Agreement may be signed in counterparts, all of which, taken together, shall constitute the entire Agreement among the parties hereto. Each of the parties hereto irrevocably waives any right such Partner may have to maintain any action for partition with respect to any assets of the Partnership.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                               GENERAL PARTNER:

                               INTERFINANCIAL REAL ESTATE
                               MANAGEMENT COMPANY

                               By: /s/ Robert M. Krokower
                                   -----------------------------------------
                                   Robert M. Krokower, Authorized Officer

                               INITIAL LIMITED PARTNER:

                               SP Millennium L.L.C.


                               By: SP Special LLC, Manager
                                By: SP Real Estate LLC, its sole member
                                 By:  SP Investments II L.L.C., its sole
                                      member

                                      By: /s/ Robert M. Krokower
                                          ----------------------------------
                                          Robert M. Krokower, Authorized Officer

                     URBAN IMPROVEMENT FUND LIMITED 1974, LP

                                   SCHEDULE A

                                                                         Partnership          Number of
           Name                               Address                    Contribution           Units
           ----                               -------                    ------------           -----
GENERAL PARTNER:
   Interfinancial Real Estate           1201 Third Ave., Suite 5400         $100                  115
   Management Company,                  Seattle, WA 98101
     a Washington corporation
                                                                                               11,394
LIMITED PARTNERS:                        (See attached pages)

LIMITED PARTNERS

NAME                                   NAME2                     ADDRESS         ADDRESS2    CITY      STATE ZIP           TOTUNITS

NORMAN ABRAMSON M D                                                                                                          5.00
TIMOTHY MCCUTCHEON PER REP             GLORIA S ADAMS EST                                                                   10.00
GEORGE P ADINAMIS                                                                                                           10.00
R LAVERNE ADKIN                                                                                                              5.00
J LEE AIKEN M D                        MRS MICHELLE ANN AIKEN                                                                7.00
NORMA H ALBRECHT                                                                                                            60.00
DR EDWARD A AMLEY                                                                                                            5.00
JERRY J ANDREW                                                                                                              50.00
JOHN ARANOSIAN                                                                                                              20.00
JOHN M ARCHER III DDS PA                                                                                                    10.00
ESTATE OF ROSTAM G ARDEKANI MD         C/O A DABESTANI                                                                       6.00
JOSEPH L ARRIGHI                       LOUIS A ARRIGHI                                                                      10.00
JOYCE M BAILEY                                                                                                              10.00
HOWARD R BAKER & PATRICIA H BAKER TTEE HOWARD R BAKER & PATRICIA H BAKER TRL                                                10.00
RAY V BARNECUT                         BETTY JEAN BARNECUT                                                                  10.00
ROY M BARNES MD                                                                                                             20.00
C KENNETH BARNETT                                                                                                           10.00
S RONALD BARNETTE                      RUTH BARNETTE                                                                        15.00
JOYCE C BATES TR UA 04 12 95           SEYMOUR BATES & JOYCE BATES TRUST                                                     5.00
DR KENNETH L BAUMAN                                                                                                         10.00
CARL J BELBER M D                                                                                                           25.00
KENNETH J BERGLUND TTEE                KENNETH J BERGLUND TR UAD 03 30 98                                                   20.00
JOHN W BERTSCH                                                                                                              10.00
BRUCE A BEVAN JR                                                                                                            15.00
EUGENE L BISHOP JR M D                                                                                                      10.00
JOHN W BLUTH                           IRENE P BLUTH                                                                        12.00
BOEHM TRUST                            WILLIAM R & GRAYSON W                                                                10.00
RICHARD H BOHLE                        PAULA L BOHLE                                                                        20.00
THOMAS LLOYD BOWEN                                                                                                           1.00
BETTYE BRASWELL-WALL                                                                                                       100.00
DR JAMES C BREWER                      MARTHA F BREWER                                                                       5.00
DR CHARLES H BRIMFIELD                                                                                                      40.00
HOWARD S BROWN M D                                                                                                           8.00
RICHARD THORNE BROWN                                                                                                        10.00
ROGER R BRUMM                          PHYLLIS A BRUMM                                                                       5.00
MARY S BRUNSDALE                                                                                                             5.00
TOM BRUNSDALE                                                                                                               25.00
LILLIAN R BUMP                                                                                                              15.00
LEONARD J BUNGE                                                                                                              5.00
PATRICIA BURCHARD                      C/O GERALD C                                                                         25.00
JAMES A BURK TRUST U A D 12 03 76      LAST AMENDED 7/10/87                                                                  5.00
ARLENE BURLANT & MICHAEL BURLANT &     DIANA BURLANT KAHN TR UW WILLIAM J                                                   10.00
DONALD E BUTLER                                                                                                              5.00
DONALD W BUTLER                        ARLETTE E BUTLER                                                                      5.00
RICHARD M BUTLER MD                    DOROTHY H BUTLER MD                                                                   5.00
EMILY O BYARS TRUST                    C/O 1ST CITY NAT BANK OF TYLER                                                      100.00
RICHARD K BYERS                        MOLLY D BYERS                                                                        20.00
DR JOHN S CALI                         MARGARET A CALI                                                                       5.00
DR JOE H CAMP                                                                                                               10.00
A R & C M CARLSON TRUST                                                                                                      5.00
NANETTA CARTER                                                                                                               5.00
CORINNE WIGGINS CASANOVA                                                                                                     5.00
CORINNE WIGGINS CASANOVA TRUSTEE       UA 06 28 99 ROBERTA SMITH WIGGINS                                                     5.00
EDWARD L CATE TRUSTEE UA 6 14 99       EDWARD L CATE LIVING TRUST                                                           35.00
DR JOHN H CAUGHRAN                                                                                                          20.00
CECIL WEST & ASSOCIATES INC            B CECIL WEST PRES                                                                    10.00
GORDON Y. H. CHANG, M.D.                                                                                                     5.00
THOEDORE A CHAPEKIS                    CLEO CHAPEKIS                                                                        10.00
MARY ALLEN CHAPMAN                                                                                                          30.00
BANK OF THE WEST TR UA 12 08 03        ANTHONY J CHARGIN 2003 REVOCABLE                                                     75.00
LARRY S CHARME M D                                                                                                          25.00
JAMES CHIN M D                         MRS ANNE T CHIN                                                                       5.00
G DARRELL CHUNN                                                                                                              5.00
THOMAS W CLARKE                        MARJORY E CLARKE                                                                      8.00
JOHN C. COLLA, M.D.                                                                                                          5.00
COLLINS INVESTMENT COMPANY                                                                                                  10.00
DR ANDREW P COLLINS                                                                                                         10.00
JACK D COOK                                                                                                                 10.00
SANFORD S COX                          ELIZABETH A COX                                                                      10.00
MARY LENZINI CROCI                     GENE CROCI                                                                           50.00
ROBERT T CROW                          MRS PATRICIA F CROW                                                                   5.00
RICHARD D CUMMINS                      CLAIRE J CUMMINS                                                                     10.00
HARRY F DAVIS TRUST                    JOAN M CHRISTIAN TRUSTEE                                                             30.00
RUSSELL E DAVIS                                                                                                             30.00
JOSEPH W DAVISON TRUST                 DATED 9/11/91                                                                        20.00
SALLY DAVISON                                                                                                               10.00
PLEASANT P DEATON M D                                                                                                        5.00
CONRAD DEBOLD M D                                                                                                           10.00
RAYMOND L DEL FAVA M D                 MARY K DEL FAVA                                                                       5.00
MICHAEL J DELLIGATTI                   ELEANOR B DELL1GATTI                                                                 10.00
DOUGLAS T DENAULT                                                                                                            6.00
KATHLYN M DODDS                                                                                                             10.00
WILMA DOLLE                                                                                                                 20.00
DR LEONARD J DRAZEK                                                                                                         10.00
DONALD J DREW                                                                                                               10.00
DAVID B DREWRY M D                                                                                                           6.00
ROGER N EDNEY                          DOROTHY J EDNEY                                                                      10.00
EDWARDS PROPERTIES LIMITED PARTNERSHIP                                                                                       5.00
MARILYN G EDWARDS                                                                                                           20.00
PHILIP L EDWARDS                                                                                                            40.00
EILKEN FAMILYTRUST DTD 10 25 88        LOUIS H EILKEN & RUTH M EILKEN TTEES                                                 20.00
DOUGLAS R ELLIOTT M D                                                                                                       10.00
C DAVID EMHARDT                                                                                                             40.00
EQUITY RESOURCE BOSTON FUND                                                                                                 55.00
EQUITY RESOURCE BAY FUND                                                                                                    40.00
EQUITY RESOURCE BRATTLE FUND                                                                                                14.00
EQUITY RESOURCE CAMBRIDGE FUND                                                                                               1.00
EQUITY RESOURCE DOVER FUND                                                                                                 282.00
EQUITY RESOURCE FUND XV                c/o EQUITY RESOURCE GROUP                                                            40.00
EQUITY RESOURCE FUND XVI                                                                                                    12.00
EQUITY RESOURCE FUND XX                                                                                                    611.00

EQUITY RESOURCE LEXINGTON FUND                                                                                            1004.50
PATRICIA W FARAH                                                                                                            50.00
JOHN A FARRALL                         DELORES B FARRALL                                                                    10.00
LOWELL D FARRIS                        CATHERINE Y FARRIS                                                                   10.00
B M FAUBER                                                                                                                  10.00
JULIAN F FEINGOLD                      SHIPLEY H FEINGOLD                                                                    5.00
CLIFFORD N FELCHLE M D                                                                                                      20.00
NOLLIE C FELTS JR M D                                                                                                        5.00
DON PETER FICK                                                                                                               7.00
RICHARD W FIELD                                                                                                             10.00
CATHERINE SEARCY FINN                  NORTHWEST BANK TEXAS NA CO TRUSTEES                                                  15.00
JULIAN G FLEMING M D                   LOURENE P FLEMING                                                                    10.00
ARMANDO J FLOCCHINI JR                 MARY LOU FLOCCHINI                                                                   15.00
BRIAN KIPLING FRAASA                                                                                                        20.00
CARL H FRANK                                                                                                                10.00
LEO FRANKEL                            REBECCA FRANKEL                                                                      10.00
DR ALFRED FREEMAN                      SHIRLEY S FREEMAN                                                                    10.00
ROBERT S FRENCH TRUSTEE                ROBERT S FRENCH REVOCABLE TRUST                                                      30.00
GERALD FUKUI                                                                                                                 3.00
REINHOLD GALAUNER                                                                                                            5.00
MANUEL GARCIA                                                                                                                8.00
SIDNEY R. GARFIELD, M.D.                                                                                                    10.00
W BLAKE GARSIDE M D                                                                                                         12.00
EDWARD GERBER M D                                                                                                            5.00
PENELOPE A GERBODE                                                                                                          15.00
RALPH W GOEHNER                                                                                                             10.00
SUSAN GOLDSTEIN                                                                                                            137.00
HOWARD C GOODELL                                                                                                            10.00
CAROLYN S GOTO TTEE                    AMER TRUST CO OF HAWAII TTEE                                                         10.00
RONALD G GRANT                         DONNALEE M SCHWARTZ J T WROS                                                         20.00
HENRY S GREEN                                                                                                               10.00
DR ELMER R GROSS                       SARITA GROSS                                                                         20.00
ROBERT LEIGH GROSSMANN DDS             SIBYLLE GROSSMANN                                                                    17.00
ROBERT W GUNDLACH                                                                                                            5.00
DR WILLIAM A GURWITCH                                                                                                        5.00
JOHN W HALL                                                                                                                 10.00
THEODORE S HAMEROW                                                                                                           5.00
DAVID W HARRIS                         C/O HARRIS CRANE                                                                     10.00
HAROLD E HARRIS JR TTEE                                                                                                     20.00
BRAY O HAWK M D                                                                                                             25.00
GLADYS R HAYES                                                                                                              20.00
DAVID E & VIOLA G HAYS TRUST           DAVID E & VIOLA HAYS TRUSTEES                                                        10.00
DR WILLIAM R HEALY                                                                                                          10.00
PAULS HEATON                                                                                                                50.00
VENUS HEGEDUS                                                                                                               25.00
ANNA E HELFRICH TRUSTEE UA 9 21 95     MART L HELFRICH JR TRUST B                                                           30.00
JOHN H HELLER                                                                                                                5.00
WILLIAM C HELLER                                                                                                             5.00
DAVID K HEMETER                                                                                                              5.00
GEORGE H HERRON JR M D                 GAIL J HERRON                                                                         5.00
D ROY HICKEY                                                                                                                10.00
HOWARD E HILL D V M                                                                                                         30.00
HOWARD E HILL M D                                                                                                           30.00
HODGES NON-MARTTAL TRUST               HODGES DONALD L                                                                      20.00
ISABELLE E HODGSON                                                                                                          40.00
CONNIE LEE HOGUE                                                                                                             1.00
MARK E HOLT JR                                                                                                              10.00
SAMUEL G HOLT                                                                                                               20.00
DR GREGORY G HOLTHUSEN                                                                                                      10.00
KENNETH DALE HOLTZMAN                                                                                                       20.00
ALAN R HOPKINS                                                                                                               5.00
DONALD W HUDSON                                                                                                              5.00
DOROTHY F HULT TRUST                   DOROTHY F HULT TTEE                                                                  50.00
GREGG S HYMAN D D S                                                                                                         10.00
IREMCO                                                                                                                     379.00
ROBERT B IRWIN                                                                                                              20.00
ARNOLD ISON M D                                                                                                              5.00
ROBERT V JENSEN INC                                                                                                         10.00
JOHN R JEPPSON M D                                                                                                          10.00
MARTHA LUCK JOHNSON                                                                                                         10.00
JAMES J JOHNSTON                                                                                                            50.00
DONALD H JONES                                                                                                              20.00
ARNOLD E KADUE                                                                                                              10.00
DR JOSHUA KALIN                        KELWAY PL                                                                            15.00
LOWELL H KALLEN M D                                                                                                          5.00
DR GURCHARAN S KANWAL                                                                                                       10.00
MILDRED L KARABASZ                     JAMES T KARABASZ                                                                     15.00
DR MARTIN KATZ                         LEE KATZ                                                                             10.00
THE KELLER FAMILY TRUST                                                                                                     13.00
RALPH J KELLEY                         JUDITH E KELLEY                                                                      10.00
THOMAS J KENNEY M D                                                                                                         20.00
GENELL L KNATTERUD                                                                                                           9.00
ROBERT P KOCH                                                                                                                5.00
LAWRENCE R KOEHLER M D                                                                                                       5.00
CHRISTINE M KOHLER                                                                                                           4.00
DR ROBERT E KOONCE                     SUSAN M KOONCE                                                                        5.00
LUCILLE HELEN KOS                                                                                                            5.00
DR SOLOMON KUPERMAN                                                                                                         10.00
J R LAMBERT                                                                                                                 10.00
ENIND G LANGE JR TR UA 10 24 03        LANGE SURVIVORS TRUST                                                                 5.00
DWIGHT EDWARD LARSON                                                                                                         2.50
THOMAS R LEACHMAN                                                                                                           35.00
SYDELL LEEBOVE INTER VIVOS TR          C/O SYDELL LEEBOVE TRUSTEE                                                           10.00
DR ELLIOTT C LEONHARDT                 MARCIA J LEONHARDT                                                                    5.00
RONALD T LEVY                                                                                                               20.00
LOUIS LEWIS                            FRIEDA F LEWIS                                                                       10.00
DAVID C LINDER                         FRANCES H LINDER                                                                     10.00
OR ROBERT W LIPP JR                                                                                                         10.00
LONE STAR SUPPLY & EQUIP CO            WILLIAM L PECENA                                                                    100.00
PETER C LOUX                                                                                                                 5.00
ARLIS J LUCHT                          EVELYN M LUCHT                                                                        5.00
JOSEPH B LUDWIG                                                                                                             10.00
QUALIFIED TERM INT TR LUPHER           LAURENE V LUPHER TRUSTEE                                                             20.00
JOHN D MACDOUGALL M D                                                                                                       20.00
EDWARD B MAGID M D                     NAOMA R MAGID                                                                        10.00

DR DELMAR H MAHRT                                                                                                           15.00
STEVEN MAITINSKY M D                   VERA MAIIINSKY                                                                       10.00
EDWARD D MANION JR                                                                                                          50.00
NICHOLAS J MANNO                                                                                                            10.00
JACQUELINE L MARKS                                                                                                          63.00
WILLIAM R MAROUART                                                                                                           5.00
DANIEL MASSOUDA M D                                                                                                         10.00
BENJAMIN MATWEY                        C/O M&M INSTRUMENT MAKERS INC                                                        20.00
JOHN W MATZ JR                                                                                                              15.00
RUDOLPH M MAURO                                                                                                             10.00
KEITH P MAXWELL                                                                                                             10.00
DR ABOUZARJOMEHR MAZDAI                                                                                                      5.00
ELAYNE M MCCREA                                                                                                              5.00
GEORGE R MCFARLAND                                                                                                           5.00
JOHN B MCGOVERN                                                                                                             10.00
DR MICHAEL E MCLEOD                                                                                                          7.00
MALCOLM A. MCNIVEN                     ELAINE V MCNIVEN                                                                     10.00
ARTHUR F MEAD M D                                                                                                            5.00
JEROME G MEYER                                                                                                              10.00
DOROTHY A MICHAELSON                                                                                                        15.00
DR KURT W MIKAT                        DOROTHY M MIKAT                                                                      25.00
JACK D MIZRAHI                                                                                                               7.00
JOSEPH M MIZAAHI                                                                                                             8.00
DR PABLO A MORALES                     NYU SCHOOL OF MEDICINE                                                               20.00
RICHARD MULHOLLAND ESQ                                                                                                      25.00
ROBERT P MURPHY                                                                                                             10.00
MURTLAND FAMILY TRUST                  %DR R L & J B MURTLAND TR                                                             5.00
J T MUSSLEWHITE                        C/O J W MUSSELWHITE                                                                  10.00
DR WILLIAM C MYERS                                                                                                           5.00
CALVIN D NELSON                        JUDITH W NELSON                                                                       5.00
DONALD S NELSON                        MARGARET S NELSON                                                                     5.00
DR ABE L NEWMAN                        C/O JACKIE NEWMAN                                                                    10.00
RAYMOND B NEWMAN TRUST                 C/O RAYMOND B NEWMAN TRUSTEE                                                         10.00
DR ARMIN J NYFFELER                                                                                                         10.00
DR KENNETH D OWEN                                                                                                            5.00
PACO DEVELOPMENT LLC                                                                                                        10.00
ERNEST A. PAINE                                                                                                             20.00
KENNETH J PALMER                       MRS VIRGINIA G PALMER                                                                 5.00
DR FRANK PAOLETTI                                                                                                            5.00
KENNETH ROBERT PASLAQUA                                                                                                     20.00
ETTA MAE PEERY                                                                                                               5.00
MARK W PFENNINGER M D                                                                                                       10.00
ROGER M PHILLIPS                                                                                                             5.00
DR JOHN S PIENDAK                      CATHERINE M PIENDAK                                                                  10.00
WILLIAM R POLETTI                                                                                                            5.00
CHESTER H PRICE                        RUTH E PRICE                                                                         20.00
VILA PRITCHARD                                                                                                               4.00
GEORGE L RASMUSSEN                                                                                                          10.00
RAX ERECTING SERVICE INC               %JAMES E HOWE                                                                         5.00
HOWARD W READ                                                                                                               10.00
L VICTOR REITEN                                                                                                             90.00
JAMES HATCHER RICE                                                                                                           2.50
JOHN SIDNEY RICE JR                                                                                                          2.50
PHILLIP WALTER RICE                                                                                                          2.50
DR RUDOLPH F RIGANO SR                                                                                                      17.00
JAMES E RILEY                                                                                                               10.00
RIO GRANDE JWLRS SUPPLY INC            HUGH BELL PRESIDENT                                                                 100.00
THOMAS B ROCH                          NELLIE B ROCH                                                                        10.00
WILLIAM R ROLLINS                                                                                                           10.00
RICHARD ROMANOFF                                                                                                            60.00
CHARLOTTE V ROONEY                                                                                                           4.00
DR ROBERT H ROSENBERG                                                                                                        5.00
ADAM ROTTINGER                                                                                                               5.00
BRUCE ROZET                                                                                                                  6.00
E. O. RUBIO, M.D.                                                                                                           10.00
RICHARD H RUFER                                                                                                             25.00
DONALD R RUSSELL                                                                                                            30.00
JOAN E RYAN TR UA 12 19 00             JOAN E RYAN TRUST                                                                    50.00
RINKS ATSUSHI SANG                                                                                                          10.00
LAURA L LARSON-SARACCO                                                                                                       2.50
HENRY R SCHELLING                                                                                                           10.00
DON M SCHLUETER                                                                                                             15.00
G EDWARD SCHMIDT                                                                                                            10.00
EKKEHARD S SCHUBERT M D                                                                                                     10.00
RUTH P SCHULTZ                                                                                                              30.00
CHARLES C SEITZ                                                                                                              5.00
HAROLD C SEXTON                        MARJORIE H SEXTON                                                                     7.00
DR ORAN J SHANNON                                                                                                            6.00
DR THOMAS E SHOWN                                                                                                           20.00
JAMES GARY SIZEMORE M D                MARGARET T SIZEMORE                                                                   5.00
DR DONALD SLY                                                                                                               10.00
DONALD J SMALLY                        RUTH J SMALLY                                                                        10.00
SMALLY, WELLFORD & NALVEN, INC         ROGER F WOODRUFF PRESIDENT                                                           25.00
SP MILLENNIUM LLC                      ATTN ROY LEE                                                                       2658.50
SP URBAN FUND LLC                                                                                                          975.00
MS MARY SPEAS                          WILLIAM J SPEAS JR                                                                   20.00
SPRITE ENTERPRISES ASSOC               H H BOWMAN PRESIDENT                                                                 10.00
SSC PROGRESSION CORPORATION                                                                                                 10.00
JOHN STADNIK                                                                                                                 5.00
RUDOLPH STECKL                         L RUTH STECKL                                                                         5.00
THE STEVENSON FAMILY TRUST             THOMAS C & ELAINE C STEVENSON TRUSTEE                                                15.00
THE STEVENSON FAMILY TRUST             THOMAS C & ELAINE C STEVENSON TRUSTEE                                                 5.00
ERNEST V STEVENSON                                                                                                          10.00
JOSEPH E STIDMAN                       IMOGENE F STIDMAN                                                                    10.00
JANE L STONE                                                                                                                12.50
WILLIAM A STRINGFELLOW                 PEACE RIVER PEAT INC                                                                  5.00
LEONARD SUSSMAN                        MARILYN SUSSMAN                                                                      15.00
DR GEORGE F SUTHERLAND                                                                                                       5.00
MURIEL S. SUTHERLAND                                                                                                        10.00
SALLY ANNE SUTTON                                                                                                            2.50
JAMES A SWENSON D D S                  CAROL R SWENSON                                                                       5.00
GERBER STATE BANK JENNIFER TABIN       & JOSHUA TABIN TRUSTEES UW 2 6 98                                                     5.00
GERBER STATE BANK & KAY L TABIN TRUSTEETHE TABIN MARITAL TRUST UW 2 6 98                                                     5.00
CATHERINE N TANAKA                     C/O FUKUI MORTUARY INC                                                                3.00
RICHARD TANAKA                                                                                                              40.00

BEVERLY A TATUM                                                                                                              1.00
EARL S TAULBEE                         LUCILLE R TAULBEE                                                                     5.00
EARL TAYLOR                                                                                                                 10.00
LEAH D TEMKIN LARRY S TEMKIN TERRIE C  TEMKIN AND MARK J TEMKIN CO TTEES                                                    20.00
WILLIAM L TEMPLETON                                                                                                         10.00
CHERYL L KINNAMAN TRUSTEE UA 2 25 97   DOROTHY M THOMAS REVOCABLE TRUST                                                     80.00
LILLIAN DUNCAN THOMPSON                                                                                                      5.00
FRANK B THROOP M D                                                                                                          10.00
KENNETH G TOMBERLIN                                                                                                         12.00
MARTIN J TRAVERS                       BARNETT BANKS TRUST CO                                                               20.00
H BLAIR TRIMBLE JR                                                                                                          25.00
FRANK N TROVATO M D                    FRANCES M TROVATO                                                                    20.00
DR HENRY J TUCKER JR                                                                                                         5.00
MR & MRS PAUL M TURBEVILLE                                                                                                  20.00
A LYLE TURNER                                                                                                               30.00
NINA C TYLER TRUSTEE UA 6 12 92        ROBERT S TYLER TRUST                                                                 25.00
JOHN R VENNING JR                                                                                                            5.00
RICHARD H VIGNEULLE                                                                                                         10.00
SALLY ANN VIK                                                                                                               12.50
JOHN N VLACHOS                                                                                                               5.00
ANNA MILLS WAGONER                                                                                                          10.00
ELI WALLACH                                                                                                                 10.00
RITA WALSH M D                                                                                                               5.00
JOSEPH WILLIAM WATTERS TR UA 02 20 92  BARBARA J WATTERS TRUST                                                              10.00
JAROY WEBER JR M D                                                                                                           9.00
MARTHA F WELLS TRUST                   %A CRAWFORD JR & M CUMMINS TR                                                       200.00
DR WILLIAM J WETTA                                                                                                          20.00
WILMA WHALEY                                                                                                                 3.00
MARGARETE E. WHITNEY                                                                                                        25.00
ROBERT W WILKEN M D                                                                                                         30.00
R M WILKENING                                                                                                               10.00
DR GEORGE F WILL JR                                                                                                         10.00
FRANKLIN WILSON                                                                                                             10.00
MARGARET D WILSON                                                                                                           20.00
WILLIAM L WILSON                       HELEN M WILSON                                                                       10.00
DR SAM A WINKELMANN                                                                                                         10.00
DR GEORGE H WOOD                                                                                                             5.00
CARL E WULFE                                                                                                                10.00
JESSE E WULFE                                                                                                               10.00
H WADE YATES                                                                                                                 5.00
DR RICHARD F YEE                                                                                                            10.00
GEORGE A YOUNG                                                                                                              10.00
WILLIAM D YOUNGERMAN M D               RUTH K YOUNGERMAN                                                                    20.00
JOHN J ZACHER                                                                                                               10.00